UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 12, 2015

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On January 12, 2015, Hospira, Inc. approved and announced a plan for the closure, in the second half of 2015, of its Clayton, North Carolina manufacturing facility.  The closure will include the discontinuation or transfer of the products manufactured at the site to other Hospira locations or third parties.  This action results from extensive analysis of the plant, careful assessment of market needs for the products manufactured there, and available capacity within our operations network, and is part of the company’s ongoing optimization and modernization efforts.

Hospira estimates that this activity will result in total pre-tax charges of approximately $45 million. This includes a non-cash charge for the impairment of assets of approximately $22 million recognized in the fourth quarter of 2014, which is based on Hospira’s analysis of expected future production volume at the Clayton facility. The remaining charges are expected to be recognized through 2015 and are estimated to include: (i) approximately $15 million for cash employee-related costs, including costs for severance, retention, and other employee related assistance and other exit costs associated with the plan; and (ii) approximately $8 million in other non-cash costs, including accelerated depreciation of plant assets. The cash related charges do not include capital expenditures or product transfer costs related to establishing manufacturing operations in any other locations or offset by any potential proceeds from the sale of the existing facility and related assets.

Item 2.06 Material Impairments

On January 12, 2015, Hospira, Inc. approved and announced a plan for the closure of its Clayton, North Carolina manufacturing facility.  Please see the discussion under Item 2.05 for more information.

*                                         *                                         *                                         *

This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections of certain measures of Hospira’s results of operations; projections of certain charges, expenses, and cash flow; and other statements regarding Hospira’s goals, plans and strategy.  Hospira cautions that these forward-looking statements are subject to risks and uncertainties, including adequate and sustained progress on Hospira’s quality initiatives, continuous improvement activities, and device strategy that may cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that may affect Hospira’s operations and may cause actual results to be materially different from expectations include the risks, uncertainties and factors discussed under the headings “Forward-Looking Statements,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K, and as updated by Hospira’s Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, other than as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: January 13, 2015	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary